Castelle                                                           EXHIBIT 10.16

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              Loan Modification Agreement with Silicon Valley Bank

This Loan Modification Agreement is entered into as of March 15, 2004, by and Castelle (the "Borrower") and Silicon Valley Bank ("Bank").


1. DESCRIPTION OF EXISTING OBLIGATIONS: Among other Obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated March 18, 1999, as amended or modified from time to time, (the "Loan Agreement"). The Loan Agreement provides for, among other things, a Committed Revolving Line in the original principal amount of Three Million Dollars ($3,000,000). Defined terms used but not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement.


Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Obligations."

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan and Security Agreement.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Obligations shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".


3. DESCRIPTION OF CHANGE IN TERMS.

         A. Modification(s) to Loan Agreement.

             1.    The first sentence under Sub letter (b) under Section
                   2.2 entitled "Interest Rate, Payment" is hereby amended to provide that interest due on the Committed Revolving Line is payable on the 14th of each month.

             2. The following defined term under Section 13.1 entitled "Definitions" is hereby amended to read as follows:

                   "Revolving Maturity Date" is March 14, 2005.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. NO DEFENSES OF BORROWER. Borrower agrees that, as of the date hereof, it has no defenses against paying any of the Obligations.

6. PAYMENT OF LOAN FEE. Borrower shall pay Bank a fee in the amount of Three Thousand Dollars (3,000.00) ("Loan Fee") plus all out-of pocket expenses.

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Castelle                                                           Exhibit 10.16
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7. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.
Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing.
Unless expressly released herein, no maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon payment of the Loan Fee.

This Loan Modification Agreement is executed as of the date first written above.



BORROWER:                                BANK:

CASTELLE                                 SILICON VALLEY BANK
By:                                      By:
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Name:                                    Name:
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Title:                                  Title:
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